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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  SCHEDULE 14C


                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Filed by the registrant   [X]
               Filed by a party other than the registrant   [ ]
                          Check the appropriate box:

                    [X]  Preliminary Information Statement

   [ ]  Confidential, for use of the Commission (only as permitted by Rule
                                 14c-5(d)(2))

                    [ ]  Definitive Information Statement


                           COLUMBIA BAKERIES, INC.
                         (Formerly eCom Corporation)
                    -------------------------------------
               (Name of Registrant as Specified in Its Charter)

   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

              Payment of Filing Fee (Check the appropriate box):

                             [x] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14c- 5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

               (1)  Amount Previously Paid:

               (2)  Form, Schedule or Registration Statement No.:

               (3)  Filing Party:

               (4)  Date Filed:

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                           COLUMBIA BAKERIES, INC.
                        (previously ECOM Corporation)


                            INFORMATION STATEMENT
                         AND NOTICE OF ACTIONS TAKEN
               BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS


General Information
-------------------

This information is being provided to the shareholders of Columbia Bakeries, Inc., (the "Company") in connection with our prior receipt of approval by written consent, in lieu of a special meeting, of the holders of a majority of our common stock authorizing:

        (i) an effective one-for-thirty reverse stock split (the "Reverse Stock Split");

The shareholders holding shares representing approximately 76.2% of the votes entitled to be cast at a meeting of the Company's shareholders, consented in writing to the proposed actions. The approval by the shareholders will not become effective until 20 days from the date of the mailing of this Information Statement to our shareholders.

The elimination of the need for a special meeting of the shareholders to approve the actions set forth herein is authorized by Section 78.320 of the Nevada Revised Statutes, (the "Nevada Law"). This Section of Nevada Law provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting.

In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions set forth herein as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company.

The date on which this Information Statement was first sent to the shareholders
is on or about May   , 2003.

Statement that Proxies Are Not Solicited
----------------------------------------

        WE ARE NOT ASKING YOU FOR A PROXY
        AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Outstanding Voting Stock of the Company
---------------------------------------

As of the Record Date, there were 199,022,490 shares of Common Stock issued and outstanding. The Common Stock constitutes the outstanding class of voting securities of




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the Company.  Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to shareholders.

Security Ownership of Certain Owners and Management.
---------------------------------------------------

The following table sets forth the Common Stock ownership information as of July 22, 2002, with respect to (i) each person known to the Company to be the beneficial owner of more that 5% of the Company's Common Stock; (ii) each director of the Company; (iii) each person intending to file a written consent to the adoption of the actions set forth herein; and (iv) all directors, executive officers and designated shareholders of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of each person named.

Name and Address of             Number of Shares
Beneficial Owner                Beneficially Owned      Percentof Class*
-------------------             ------------------      ----------------
Colbake Holdings, Inc.              101,628,000                 0.511%
Richard Berman                       50,000,000                 0.251%



Purpose and Effect of the Reverse Stock Split
---------------------------------------------

On July 22, 2002 the Company's Board of Directors announced its intention to undertake a 1 for 20 Reverse Stock Split. On October 23, 2002, the Board announced that it has decided to delay the reverse and increase the authorized capitalization in order to complete certain transactions. These transactions were completed during the first quarter of 2003.

Upon completion of these transactions, the Board, after reviewing the depressed state of the company's stock, has determined to increase the reverse from a 1-for-20 to a 1-for 30 reverse. Upon completion of the reverse, the company will still have 300,000,000 shares authorized but only 6,634,083 issued and outstanding.

Shareholders will be required to exchange their stock certificates for new certificates representing the shares of common stock after giving effect to the reverse stock split with the Company's transfer agent.

There can be no assurance, nor can the Board of Directors of the Company predict what effect, if any, the Reverse Stock Split will have on the market price of the Company's Common Stock.

No Dissenter's Rights
---------------------

Under Nevada law, our dissenting shareholders are not entitled to appraisal rights, and the Company will not independently provide our shareholders with any such right.






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Conclusion
----------

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the actions set forth herein. Your consent to the actions set forth herein is not required and is not being solicited in connection with any of the actions set forth herein. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities and Exchange Act of 1934.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by this undersigned hereunto duly authorized.

                                                COLUMIBIA BAKERIES, INC.
                                                (formerly ECOM CORPORATION)

                                                /s/

                                                By:     Rounsevelle Schaum

                                                Title:  ________________




Dated:  May 13, 2003